                                                                    EXHIBIT 99.1

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.


                                  $608,662,000
                    CATERPILLAR FINANCIAL ASSET TRUST 2001-A
                CATERPILLAR FINANCIAL FUNDING CORPORATION, SELLER
              CATERPILLAR FINANCIAL SERVICES CORPORATION, SERVICER


OVERVIEW OF THE NOTES (1)

                                                                          ESTIMATED AVG.           RATED                 EXPECTED
                                                  INTEREST RATE,           LIFE TO CALL         LEGAL FINAL              RATINGS
NOTES                    PRINCIPAL BALANCE        ACCRUAL BASIS             (YRS) (2)            MATURITY              S&P/MOODY'S
-----                    -----------------    ----------------------      --------------       -------------           -----------
Class A-1                  $181,448,000       Fixed Rate, Actual/360          0.36               July 2002               A-1+/P-1
Class A-2                  $134,000,000         Fixed Rate, 30/360            1.00             December 2003              AAA/Aaa
Class A-3                  $277,687,000         Fixed Rate, 30/360            2.15               April 2007               AAA/Aaa
Class B                    $ 15,527,000         Fixed Rate, 30/360            3.00               July 2007                  A/A2

(1)     The Certificates will not be offered hereby.

(2) Assuming payment based on 14% CPR and that the servicer exercises its optional call on the earliest permitted distribution date.


TIME TABLE

EXPECTED SETTLEMENT:                       July 25, 2001

CUT-OFF DATE:                              July 1, 2001

PRICING:                                   On or before July 12, 2001

FIRST DISTRIBUTION DATE:                   August 27, 2001

KEY TERMS

ISSUER:                                     Caterpillar Financial Asset Trust 2001-A

SERVICER:                                   Caterpillar Financial Services Corporation ("CFSC")

SELLER:                                     Caterpillar Financial Funding Corporation

LEAD MANAGER CLASS A NOTES:                 Goldman, Sachs & Co.

CO-MANAGERS CLASS A NOTES:                  Banc One Capital Markets, Inc., JPMorgan, and Merrill Lynch & Co.

SOLE MANAGER CLASS B NOTES:                 Goldman, Sachs & Co.

RATING AGENCIES:                            Standard & Poor's Ratings Service ("S&P") and Moody's Investors Service, Inc.
                                            ("Moody's").

PRICING SPEED:                              14% CPR.

DISTRIBUTION DATE:                          25th day of the month or the following business day.

RECORD DATE:                                For any distribution date, the calendar day preceding the distribution date.

MINIMUM DENOMINATION:                       $1,000 for all Classes of Notes.

DELIVERY:                                   Class A Notes: DTC / Clearstream / Euroclear; Class B Notes: DTC.

MONEY MARKET INVESTMENT:                    The Class A-1 Notes are structured to be eligible for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

TAX TREATMENT:                              The Class A Notes will be characterized as debt and the Class B Notes should be characterized as debt.

INVESTMENT RESTRICTION:                     The Class B Notes may be purchased by U.S. Persons only.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

ERISA ELIGIBLE:                             The notes are generally eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts, subject to the important considerations to be discussed in the prospectus and prospectus supplement.

OPTIONAL                                    CALL: The servicer has the option to
                                            purchase the receivables on any
                                            distribution date on or after any
                                            distribution date that the Class A-1
                                            Notes and the Class A-2 Notes have
                                            been paid in full and the note value
                                            of the receivables is 10% or less of
                                            the initial note value of the
                                            receivables.

SERVICING FEE:                              1.0% per annum

ADMINISTRATION FEE:                         $500 per month.

INDENTURE TRUSTEE:                          Bank One, National Association

OWNER TRUSTEE:                              Chase Manhattan Bank USA

DESCRIPTION OF THE NOTES

CREDIT ENHANCEMENT:                   Class B Notes:      2.5% of the initial note value (described below) of the trust receivables

                                      Certificates:       2.0% of the initial note value of the trust receivables

                                      Reserve Account:    the lesser of 1.25% of the initial note value of the receivables and the outstanding principal balance of the notes, initially $7,763,560.

INTEREST ACCRUAL:                     Interest will accrue on an actual/360 basis from the prior distribution date to but excluding the current distribution date for the Class A-1 Notes. Interest will accrue on a 30/360 basis from the 25th of the prior calendar month to but excluding the 25th of the current month for all other Notes. None of the classes of notes will settle with accrued interest.

PAYMENT PRIORITY:                     From collections on the receivables during the prior calendar month and amounts withdrawn from the reserve account, the trust generally will pay the following amounts on each distribution date in the following order of priority:

                                      (1)  the servicing fee payable to the servicer, if CFSC or an affiliate is not the servicer;

                                      (2)  the administration fee payable to the administrator;

                                      (3)  interest due on all of the Class A Notes ratably to each class of the Class A Notes;

                                      (4)  to the principal distribution account, an amount, if any, equal to the excess of (x) the principal balance of the Class A Notes prior to giving effect to distributions on such distribution date over (y) the note value of the receivables as of the end of the preceding collection period;

                                      (5)  interest due on the Class B Notes to the holders of the Class B Notes; (6) to the principal distribution account, an amount, if any, equal to the excess of (x) the principal balances of the notes prior to giving effect to distributions on such distribution date over (y) the note value of the receivables as of the end of the preceding collection period. This amount will be reduced by any amount deposited in the principal distribution account pursuant to clause (4) above;

                                      (7)  to the reserve account, the amount, if any, necessary to reinstate the balance of the reserve account up to its required amount;

                                      (8)  if any notes are still outstanding, to the principal distribution account, an amount equal to the excess of (x) the sum of the principal balances of the notes and the certificates prior to giving effect to distributions on such distribution date over (y)
                                           the note value of the receivables as of the end of the preceding collection period.
                                           This amount will be reduced by any amounts previously deposited to the principal distribution account pursuant to clauses (4) and (6);

                                      (9)  the servicing fee payable to the servicer, if CFSC or an affiliate is the servicer; and

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                     (10)  to the certificate distribution account, any amounts remaining after the above distributions.

PRINCIPAL ALLOCATION:                From deposits made to the principal distribution account, the trust will pay principal on the securities, sequentially, in the following order of priority:

                                     (1)   to the Class A-1 Notes until paid in full;

                                     (2)   to the Class A-2 Notes until paid in full;

                                     (3)   to the Class A-3 Notes until paid in full;

                                     (4)   to the Class B Notes until paid in full; and

                                     (5)   any remaining funds, to the certificate distribution account.

                                     No class will receive principal payments until all classes of a higher principal payment priority have been paid in full.

NOTE VALUE OF THE RECEIVABLES:       The note value of the receivables is generally the present value of the scheduled and unpaid payments due on the receivables (including all lease residual payments on the finance leases), discounted on a monthly basis at 8.52% per annum (the weighted average APR of the receivables as of July 1, 2001). The initial note value of the receivables will be $621,084,797.

RESERVE ACCOUNT:                     On each distribution date, if collections of the receivables are insufficient to pay the first six items listed in "Payment Priorities" above, funds from the reserve account will be withdrawn to pay these amounts.

WEIGHTED AVERAGE LIFE OF THE NOTES


        The tables on the three following pages indicate the projected weighted average life of each class of notes and set forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the distribution dates shown at various constant prepayment rate ("CPR") percentages. The information presented in these tables is based upon the following assumptions:

-       all of the receivables have an APR of 8.52%;

-       the initial Note Value is equal to $621,084,797;

- the receivables prepay in full at the specified monthly CPR, with no defaults, losses or repurchases;

- each scheduled payment on the receivables is made on the last day of each collection period and each collection period has 30 days;

- distributions on the notes and certificates are made on each distribution date in accordance with the description set forth under "Payment Priority" and "Principal Allocation" above;

-       the closing date is July 25, 2001;

- the servicer exercises its option to purchase the receivables on the earliest permitted distribution date;

- the balance in the reserve account on each distribution date is equal to the amount described under "Credit Enhancement" above;

-       CFSC is the servicer; and

-       there are no reinvestment earnings on the reserve account.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT AT
                            VARIOUS CPR PERCENTAGES

                                                                               CLASS A-1 NOTES
                                             ------------------------------------------------------------------------------------
DISTRIBUTION DATE                             0%                 10%                 14%                 19%                 24%
-----------------                            ---                 ---                 ---                 ---                 ---
Closing Date                                 100%                100%                100%                100%                100%
August 2001                                   89                  86                  85                  83                  81
September 2001                                80                  74                  72                  69                  65
October 2001                                  70                  62                  59                  54                  50
November 2001                                 61                  51                  46                  40                  34
December 2001                                 52                  39                  34                  27                  20
January 2002                                  42                  28                  22                  14                   6
February 2002                                 34                  17                  11                   2                   0
March 2002                                    26                   8                   0                   0                   0
April 2002                                    18                   0                   0                   0                   0
May 2002                                       9                   0                   0                   0                   0
June 2002                                      0                   0                   0                   0                   0
Wtd. Avg. Life (in years) (1)                0.48                0.39                0.36                0.32                0.30

WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT AT
                            VARIOUS CPR PERCENTAGES

                                                                               CLASS A-2 NOTES
                                             ------------------------------------------------------------------------------------
DISTRIBUTION DATE                             0%                 10%                 14%                 19%                 24%
-----------------                            ---                 ---                 ---                 ---                 ---
Closing Date                                 100%                100%                100%                100%                100%
August 2001                                  100                 100                 100                 100                 100
September 2001                               100                 100                 100                 100                 100
October 2001                                 100                 100                 100                 100                 100
November 2001                                100                 100                 100                 100                 100
December 2001                                100                 100                 100                 100                 100
January 2002                                 100                 100                 100                 100                 100
February 2002                                100                 100                 100                 100                  91
March 2002                                   100                 100                 100                  88                  75
April 2002                                   100                  97                  87                  73                  59
May 2002                                     100                  84                  72                  58                  43
June 2002                                    100                  70                  58                  42                  27
July 2002                                     87                  56                  43                  27                  12
August 2002                                   75                  42                  29                  13                   0
September 2002                                62                  28                  15                   0                   0
October 2002                                  50                  15                   2                   0                   0
November 2002                                 37                   2                   0                   0                   0
December 2002                                 25                   0                   0                   0                   0
January 2003                                  13                   0                   0                   0                   0
February 2003                                  2                   0                   0                   0                   0
March 2003                                     0                   0                   0                   0                   0
Wtd. Avg. Life (in years) (1)                1.29                1.08                1.00                0.92                0.84

(1) The weighted average life of a Class A-1 Note or a Class A-2 Note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of such note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of such note.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT AT
                            VARIOUS CPR PERCENTAGES

                                                                               CLASS A-3 NOTES
                                             ------------------------------------------------------------------------------------
DISTRIBUTION DATE                             0%                 10%                 14%                 19%                 24%
-----------------                            ---                 ---                 ---                 ---                 ---
Closing Date                                 100%                100%                100%                100%                100%
August 2001                                  100                 100                 100                 100                 100
September 2001                               100                 100                 100                 100                 100
October 2001                                 100                 100                 100                 100                 100
November 2001                                100                 100                 100                 100                 100
December 2001                                100                 100                 100                 100                 100
January 2002                                 100                 100                 100                 100                 100
February 2002                                100                 100                 100                 100                 100
March 2002                                   100                 100                 100                 100                 100
April 2002                                   100                 100                 100                 100                 100
May 2002                                     100                 100                 100                 100                 100
June 2002                                    100                 100                 100                 100                 100
July 2002                                    100                 100                 100                 100                 100
August 2002                                  100                 100                 100                 100                  99
September 2002                               100                 100                 100                  99                  92
October 2002                                 100                 100                 100                  93                  85
November 2002                                100                 100                  95                  87                  79
December 2002                                100                  95                  89                  81                  73
January 2003                                 100                  89                  83                  75                  67
February 2003                                100                  84                  77                  70                  62
March 2003                                    96                  79                  73                  65                  57
April 2003                                    91                  74                  68                  60                  53
May 2003                                      86                  69                  63                  55                  48
June 2003                                     81                  64                  58                  51                  44
July 2003                                     75                  59                  53                  46                  39
August 2003                                   70                  54                  48                  41                  35
September 2003                                64                  49                  44                  37                  31
October 2003                                  59                  44                  39                  33                  27
November 2003                                 54                  40                  35                  29                  24
December 2003                                 49                  36                  31                  26                  20
January 2004                                  44                  32                  27                  22                  17
February 2004                                 40                  28                  24                  19                  15
March 2004                                    37                  25                  21                  17                  12
April 2004                                    33                  22                  19                  14                   0
May 2004                                      30                  19                  16                   0                   0
June 2004                                     26                  17                  13                   0                   0
July 2004                                     23                  14                   0                   0                   0
August 2004                                   19                   0                   0                   0                   0
September 2004                                16                   0                   0                   0                   0
October 2004                                  13                   0                   0                   0                   0
November 2004                                  0                   0                   0                   0                   0
Wtd. Avg. Life (in years) (1)                2.51                2.25                2.15                2.02                1.90

(1) The weighted average life of a Class A-3 Note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of such note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of such note.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

WEIGHTED AVERAGE LIFE OF THE NOTES AND PERCENTAGE OF INITIAL PRINCIPAL AMOUNT AT
                            VARIOUS CPR PERCENTAGES

                                                                                CLASS B NOTES
                                             ------------------------------------------------------------------------------------
DISTRIBUTION DATE                             0%                 10%                 14%                 19%                 24%
-----------------                            ---                 ---                 ---                 ---                 ---
Closing Date                                 100%                100%                100%                100%                100%
August 2001                                  100                 100                 100                 100                 100
September 2001                               100                 100                 100                 100                 100
October 2001                                 100                 100                 100                 100                 100
November 2001                                100                 100                 100                 100                 100
December 2001                                100                 100                 100                 100                 100
January 2002                                 100                 100                 100                 100                 100
February 2002                                100                 100                 100                 100                 100
March 2002                                   100                 100                 100                 100                 100
April 2002                                   100                 100                 100                 100                 100
May 2002                                     100                 100                 100                 100                 100
June 2002                                    100                 100                 100                 100                 100
July 2002                                    100                 100                 100                 100                 100
August 2002                                  100                 100                 100                 100                 100
September 2002                               100                 100                 100                 100                 100
October 2002                                 100                 100                 100                 100                 100
November 2002                                100                 100                 100                 100                 100
December 2002                                100                 100                 100                 100                 100
January 2003                                 100                 100                 100                 100                 100
February 2003                                100                 100                 100                 100                 100
March 2003                                   100                 100                 100                 100                 100
April 2003                                   100                 100                 100                 100                 100
May 2003                                     100                 100                 100                 100                 100
June 2003                                    100                 100                 100                 100                 100
July 2003                                    100                 100                 100                 100                 100
August 2003                                  100                 100                 100                 100                 100
September 2003                               100                 100                 100                 100                 100
October 2003                                 100                 100                 100                 100                 100
November 2003                                100                 100                 100                 100                 100
December 2003                                100                 100                 100                 100                 100
January 2004                                 100                 100                 100                 100                 100
February 2004                                100                 100                 100                 100                 100
March 2004                                   100                 100                 100                 100                 100
April 2004                                   100                 100                 100                 100                   0
May 2004                                     100                 100                 100                   0                   0
June 2004                                    100                 100                 100                   0                   0
July 2004                                    100                 100                   0                   0                   0
August 2004                                  100                   0                   0                   0                   0
September 2004                               100                   0                   0                   0                   0
October 2004                                 100                   0                   0                   0                   0
November 2004                                  0                   0                   0                   0                   0
Wtd. Avg. Life (in years) (1)                3.33                3.08                3.00                2.83                2.75

(1) The weighted average life of a Class B Note is determined by: (a) multiplying the amount of each principal payment on the applicable note by the number of years from the date of issuance of such note to the related distribution date, (b) adding the results, and (c) dividing the sum by the related initial principal balance of such note.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

THE RECEIVABLES POOL

The following information is as of the cut-off date

Aggregate Contract Balance (1):                                                                     $624,415,987
Note Value of the Receivables:                                                                      $621,084,797
Aggregate Residual Balance:                                                                         $  1,174,551
Number of Receivables:                                                                                     8,676
Average Contract Balance:                                                                           $     71,970
Weighted Average APR:                                                                                      8.52%
Weighted Average Original Term:                                                                        49 Months
Weighted Average Stated Remaining Term:                                                                39 Months

(1) The "Contract Balance" of a Receivable means its original principal balance, in the case of an installment sales contract, or its original Net Investment, in the case of a finance lease, as reduced by principal payments applied in accordance with the actuarial method, in each case plus accrued and unpaid interest. The "Net Investment" with respect to a finance lease equals the present value of the lease scheduled payments due thereunder and the residual payment amount at the end of the lease term discounted at the implicit interest rate for such finance lease.

                         COMPOSITION OF THE RECEIVABLES

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                              ORIGINAL
                      AGGREGATE                                                                 TERM
                      CONTRACT          RESIDUAL     NUMBER OF    WEIGHTED AVERAGE APR         (RANGE)
                       BALANCE          BALANCE     RECEIVABLES         (RANGE)              (IN MONTHS)
                     ------------      ----------   -----------   --------------------       -----------
Installment
Sales Contracts      $543,017,314      $        0      7,021      8.49% (7.25% - 21.58%)     49 (10 - 60)
Leases                 81,398,673       1,174,551      1,655      8.73% (7.25% - 13.14%)     49 (12 - 60)
                     ------------      ----------      -----      --------------------       -----------
TOTAL                $624,415,987      $1,174,551      8,676                      8.52%               49
                     ============      ==========      =====      ====================       ===========

                      WEIGHTED
                       AVERAGE
                      REMAINING
                     TERM (RANGE)
                     (IN MONTHS)            AVERAGE CONTRACT
                         (1)                 BALANCE (RANGE)
                     -----------      -----------------------------
Installment
Sales Contracts       39 (5 - 59)     $ 77,342 ($5,008 - $3,981,782)
Leases                39 (6 - 59)     $ 49,183 ($5,014 - $1,112,706)
                     -----------      -----------------------------
TOTAL                         39      $                      71,970
                     ===========      =============================


        (1) Based on scheduled payments and assuming no prepayments of the receivables.

                     DISTRIBUTION BY APR OF THE RECEIVABLES

APR RANGE (1)                     NUMBER OF                   AGGREGATE                PERCENT OF AGGREGATE
                                 RECEIVABLES               CONTRACT BALANCE            CONTRACT BALANCE (2)
---------------                  -----------               ----------------            --------------------
  7.25% - 7.50%                       808                    $ 89,050,693                     14.3%
  7.51% - 8.00%                     1,766                     154,126,881                     24.7
  8.01% - 8.50%                     1,333                     118,554,316                     19.0
  8.51% - 9.00%                     1,469                     102,137,157                     16.4
  9.01% - 9.50%                     1,117                      63,226,504                     10.1
  9.51% - 10.00%                      745                      35,767,007                      5.7
10.01% - 10.50%                       860                      39,585,700                      6.3
10.51% - 11.00%                       331                      15,887,652                      2.5
11.01% - 11.50%                       143                       3,588,016                      0.6
11.51% - 12.00%                        52                       1,266,360                      0.2
12.01% - 12.50%                        21                         325,373                      0.1
12.51% and over                        31                         860,327                      0.1
                                    -----                    ------------                    -----
TOTAL                               8,676                    $624,415,987                    100.0%
                                    =====                    ============                    =====

        (1) CFSC, in conjunction with Caterpillar Inc. and its subsidiaries, periodically offers below market rate financing to purchasers under merchandising programs. At the outset of a subsidized transaction, Caterpillar Inc. remits to CFSC an amount equal to the interest differential, which amount is recognized as income over the term of the related contract. The APR indicated for any receivable does not take into account, and the trust does not have an interest in, any of those amounts remitted to CFSC by Caterpillar Inc. with respect to these receivables.

        (2)     Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                 DISTRIBUTION BY NEW AND USED FINANCED EQUIPMENT

                                                                                       PERCENT OF AGGREGATE
                             NUMBER OF RECEIVABLES     AGGREGATE CONTRACT BALANCE      CONTRACT BALANCE (1)
                             ---------------------     --------------------------      --------------------
New Equipment (2)                    4,778                    $401,572,107                     64.3%
Used Equipment                       3,898                     222,843,880                     35.7
                                     -----                    ------------                    -----
TOTAL                                8,676                    $624,415,987                    100.0%
                                     =====                    ============                    =====

        (1)     Column totals may not add to 100.0% due to rounding.

        (2) Units not previously delivered or sold; rental units of less than 12 months and 1,000 service meter hours; and units of the current or previous model year and serial number.

          DISTRIBUTION OF THE RECEIVABLES BY TYPE OF FINANCED EQUIPMENT

                                                                                 PERCENT OF AGGREGATE
TYPE                   NUMBER OF RECEIVABLES     AGGREGATE CONTRACT BALANCE      CONTRACT BALANCE (1)
----                   ---------------------     --------------------------      --------------------
Machine (2)                    7,362                    $604,196,010                     96.8%
Lift Trucks                    1,314                      20,219,976                      3.2
                               -----                    ------------                    -----
TOTAL                          8,676                    $624,415,987                    100.0%
                               =====                    ============                    =====

        (1)     Column totals may not add to 100.0% due to rounding.

        (2)     Includes Construction Equipment and Paving Equipment.

           DISTRIBUTION BY INDUSTRY APPLICATION OF FINANCED EQUIPMENT


                                                                                                       PERCENT OF AGGREGATE
INDUSTRY                                    NUMBER OF RECEIVABLES      AGGREGATE CONTRACT BALANCE      CONTRACT BALANCE (1)
--------                                    ---------------------      --------------------------      --------------------
Agriculture, Fishing and Forestry                      837                    $ 31,128,161                      5.0%
Construction                                         5,254                     421,811,686                     67.6
Manufacturing                                          930                      42,656,799                      6.8
Mining                                                 258                      36,931,686                      5.9
Transportation/Public Utilities                        367                      29,681,917                      4.8
Wholesale Trade                                        386                      19,392,437                      3.1
Other (2)                                              644                      42,813,300                      6.9
                                                     -----                    ------------                    -----
TOTAL                                                8,676                    $624,415,987                    100.0%
                                                     =====                    ============                    =====

        (1)     Column totals may not add to 100.0% due to rounding.

        (2) Other includes Retail, Financial, Insurance and Real Estate, Services and Public Administration.

              DISTRIBUTION OF THE RECEIVABLES BY PAYMENT FREQUENCY


                                                                                          PERCENT OF AGGREGATE
TYPE                             NUMBER OF RECEIVABLES     AGGREGATE CONTRACT BALANCE      CONTRACT BALANCE (1)
----                             ---------------------     --------------------------      --------------------

Monthly                                   7,399                    $487,335,638                     78.0%
Variable Frequency (2)                    1,277                     137,080,349                     22.0
                                          -----                    ------------                    -----
TOTAL                                     8,676                    $624,415,987                    100.0%
                                          =====                    ============                    =====

        (1)     Column totals may not add to 100.0% due to rounding.

        (2) Variable frequency receivables are receivables that have monthly payment schedules but permit the related obligors to skip or reduce payments during certain specified months which are predetermined at origination. The majority of skip or reduced payments on variable frequency receivables take place during months coinciding with the cash flow patterns of the related obligors.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

            DISTRIBUTION OF RECEIVABLES BY REMAINING CONTRACT BALANCE

REMAINING CONTRACT BALANCE                                                                   PERCENT OF AGGREGATE
RANGE                           NUMBER OF RECEIVABLES       AGGREGATE CONTRACT BALANCE       CONTRACT BALANCE (1)
--------------------------      ---------------------       --------------------------       --------------------
Up to $25,000                             2,757                    $ 38,811,955                      6.2%
$ 25,001 to $ 50,000                      2,066                      75,875,112                     12.2
$ 50,001 to $ 75,000                      1,259                      76,878,260                     12.3
$ 75,001 to $100,000                        701                      60,944,739                      9.8
$100,001 to $125,000                        530                      59,415,690                      9.5
$125,001 to $150,000                        395                      54,161,683                      8.7
$150,001 to $175,000                        259                      41,799,649                      6.7
$175,001 to $200,000                        189                      35,205,602                      5.6
$200,001 to $250,000                        216                      47,475,288                      7.6
$250,001 to $300,000                        122                      33,235,313                      5.3
$300,001 to $350,000                         53                      17,079,477                      2.7
$350,001 to $400,000                         34                      12,650,959                      2.0
$400,001 to $450,000                         21                       8,812,220                      1.4
$450,001 to $500,000                         14                       6,609,060                      1.1
$500,001 to $550,000                          8                       4,111,792                      0.7
$550,001 to $600,000                          7                       4,037,073                      0.6
$600,001 to $1,000,000                       31                      21,958,685                      3.5
Over $1,000,001                              14                      25,353,430                      4.1
                                          -----                    ------------                    -----
TOTAL                                     8,676                    $624,415,987                    100.0%
                                          =====                    ============                    =====

        (1)     Column totals may not add to 100.0% due to rounding.

                 DISTRIBUTION OF FINANCE LEASES BY RESIDUAL TYPE

                                                                                                                        RESIDUAL
                                                                                                    RESIDUAL AMOUNT    AMOUNT AS A
                                                                         PERCENT OF                 AS A PERCENT OF    PERCENT OF
                                       AGGREGATE                         AGGREGATE                     AGGREGATE        AGGREGATE
TYPE OF CUSTOMER      NUMBER OF        ORIGINAL          AGGREGATE        CONTRACT      RESIDUAL        ORIGINAL        CONTRACT
OBLIGATION           RECEIVABLES    EQUIPMENT COST    CONTRACT BALANCE    BALANCE        AMOUNT      EQUIPMENT COST     BALANCE
----------------     -----------    --------------    ----------------   -----------   ----------   ----------------   -----------
Mandatory Final          1,521        $ 98,060,100        $74,102,160       91.0%      $1,174,415          1.2%          1.6%
Payment (1)
Not Mandatory Final
Payment                    134           8,818,464          7,296,513        9.0              136          0.0%          0.0%
                         -----        ------------        -----------      -----       ----------        -----         -----
TOTAL                    1,655        $106,878,564        $81,398,673      100.0%      $1,174,551          1.1%          1.4%
                         =====        ============        ===========      =====       ==========        =====         =====

        (1) Lessee is required under the terms of the finance lease to make a payment equal to the residual amount at the termination of the finance lease.

                   GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES

                                                                                       PERCENT OF AGGREGATE
STATE (1)                      NUMBER OF RECEIVABLES    AGGREGATE CONTRACT BALANCE     CONTRACT BALANCE (2)
---------                      ---------------------    --------------------------     --------------------
Alabama                                 231                    $15,598,350                    2.5%
Alaska                                   42                      3,631,923                    0.6
Arizona                                 228                     17,044,016                    2.7
Arkansas                                108                      8,929,102                    1.4
California                              704                     52,862,924                    8.5
Colorado                                132                     12,220,328                    2.0
Connecticut                              61                      4,824,802                    0.8
District of Columbia                      4                        154,900                    0.0
Delaware                                 24                      1,766,673                    0.3
Florida                                 522                     32,047,464                    5.1
Georgia                                 506                     39,697,267                    6.4
Hawaii                                   57                      5,399,081                    0.9

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                                                    PERCENT OF AGGREGATE
STATE (1)                   NUMBER OF RECEIVABLES    AGGREGATE CONTRACT BALANCE     CONTRACT BALANCE (2)
---------                   ---------------------    --------------------------     --------------------
Idaho                                75                       5,140,661                      0.8
Illinois                            245                      16,766,826                      2.7
Indiana                             206                      11,918,288                      1.9
Iowa                                 93                      11,930,428                      1.9
Kansas                               87                       6,419,187                      1.0
Kentucky                            170                      13,253,738                      2.1
Louisiana                            89                       5,697,405                      0.9
Massachusetts                        20                         969,815                      0.2
Maine                                 8                         175,605                      0.0
Maryland                            117                       9,463,409                      1.5
Michigan                            620                      30,777,648                      4.9
Minnesota                            55                       2,511,826                      0.4
Mississippi                          87                       5,795,971                      0.9
Missouri                            158                       9,992,219                      1.6
Montana                              72                       4,873,949                      0.8
Nebraska                             67                       6,497,904                      1.0
Nevada                              110                      12,614,364                      2.0
New Hampshire                        11                         440,795                      0.1
New Jersey                          342                      23,439,070                      3.8
New Mexico                           86                       5,287,195                      0.8
New York                            262                      22,232,228                      3.6
North Carolina                      320                      18,420,824                      3.0
North Dakota                         22                       1,983,954                      0.3
Ohio                                324                      13,942,460                      2.2
Oklahoma                             57                       4,837,230                      0.8
Oregon                              162                      11,733,313                      1.9
Pennsylvania                        402                      32,061,763                      5.1
Rhode Island                          7                       1,164,217                      0.2
South Carolina                      169                      10,400,547                      1.7
South Dakota                         34                       1,122,468                      0.2
Tennessee                           133                       9,547,745                      1.5
Texas                               514                      50,185,323                      8.0
Utah                                 84                       5,367,963                      0.9
Vermont                               2                          78,033                      0.0
Virginia                            336                      21,432,388                      3.4
Washington                          166                      13,639,132                      2.2
West Virginia                        46                       7,286,749                      1.2
Wisconsin                           224                      10,135,661                      1.6
Wyoming                              75                      10,700,856                      1.7
                                  -----                    ------------                    -----
TOTAL                             8,676                    $624,415,987                    100.0%
                                  =====                    ============                    =====

        (1)     Based on billing addresses of the related obligors.

        (2)     Column totals may not add to 100.0% due to rounding.

        DISTRIBUTION OF RECEIVABLES BY MANUFACTURER OF FINANCED EQUIPMENT

                                                                                                              PERCENT OF AGGREGATE
MANUFACTURER                                       NUMBER OF RECEIVABLES     AGGREGATE CONTRACT BALANCE       CONTRACT BALANCE (1)
------------                                       ---------------------     --------------------------       --------------------
Caterpillar Inc.                                           7,125                    $575,815,319                     92.2%
Mitsubishi Caterpillar Forklift America Inc.                  72                         908,249                      0.1
Other                                                      1,479                      47,692,419                      7.6
                                                           -----                    ------------                    -----
TOTAL                                                      8,676                    $624,415,987                    100.0%
                                                           =====                    ============                    =====

        (1)     Column totals may not add to 100.0% due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

        Set forth below is certain information concerning CFSC's experience pertaining to delinquencies, repossessions and net losses on the entire United States portfolio of installment sales contracts and finance leases serviced by CFSC (including receivables sold which CFSC continues to service) (the "U.S. ISC Portfolio" and the "U.S. Lease Portfolio," collectively, the "U.S. Portfolio"). Generally, before an account becomes 120 days delinquent, accrual of finance income is suspended, the collateral is repossessed and the account is designated for litigation.

        Although the seller believes that the composition of the receivables in the aggregate is representative of the U.S. ISC Portfolio and the U.S. Lease Portfolio, respectively, there can be no assurance that the delinquency, repossession and net loss experience on the receivables will be comparable to that set forth below or that delinquencies, repossessions and net losses in the future will be comparable to those in the past.

              DELINQUENCY EXPERIENCE FOR THE U.S. ISC PORTFOLIO (1)
                              (DOLLARS IN MILLIONS)

                                                            Year Ended December 31,
                         ---------------------------------------------------------------------------------------------
                                     1997                            1998                             1999
                         --------------------------       --------------------------       --------------------------
                          Number                           Number                           Number
                            of                               of                               of
                         Contracts          Amount        Contracts         Amount         Contracts         Amount
                         ---------        ---------       ---------        ---------       ---------        ---------
Gross Portfolio (2)        25,066         $ 1,634.9         30,312         $ 2,075.5         35,574         $ 2,445.4
Delinquency (3)
   31-60 Days                 410         $    17.6            294         $    15.1            378         $    16.8
   Over 60 Days               309         $    13.4            319         $    12.6            387         $    14.5
   Total                      719         $    31.0            613         $    27.7            765         $    31.3
Total
   Delinquencies
   as a % of the
   Gross Portfolio           2.87%             1.90%          2.02%             1.33%          2.15%             1.28%

                           Year Ended December 31,                        Three Months Ended March 31,
                         --------------------------       -----------------------------------------------------------
                                     2000                            2000                             2001
                         --------------------------       --------------------------       --------------------------
                          Number                           Number                           Number
                            of                               of                               of
                         Contracts         Amount         Contracts         Amount         Contracts         Amount
                         ---------        ---------       ---------        ---------       ---------        ---------
Gross Portfolio (2)        41,404         $ 2,558.9         36,432         $ 2,437.8         42,710         $ 2,594.5
Delinquency (3)
   31-60 Days               1,012         $    61.6            394         $    19.8            648         $    29.7
   Over 60 Days               687         $    27.7            488         $    21.0            690         $    29.9
   Total                    1,699         $    89.3            882         $    40.8          1,338         $    59.6
Total
   Delinquencies
   as a % of the
   Gross Portfolio           4.10%             3.49%          2.42%             1.67%          3.13%             2.30%


(1) Delinquent contracts that have been modified in accordance with CFSC's credit policies may not be considered to be "delinquent" for purposes of this table. Such modifications include extensions, restructurings with skip payments, refinancings, changes of installment due dates, reductions of interest rates, and partial buyouts. In addition, a contract is no longer considered delinquent and is no longer included in the U.S. ISC Portfolio upon the repossession of its related financed equipment.

(2) The amount of the gross portfolio is based on the aggregate Contract Balance of the U.S. ISC Portfolio.

(3) Amounts and percentages are based on the gross amount of all unpaid installments of principal and unearned finance charges scheduled to be paid on each contract. A monthly contract is deemed to be "31-60" or "over 60" days past due if the amount due is not collected by the last day of the succeeding or next succeeding month, respectively (i.e., a payment due any time in January is not considered "31-60" days past due unless the amount due remains uncollected on February 28).

             DELINQUENCY EXPERIENCE FOR THE U.S. LEASE PORTFOLIO (1)
                              (DOLLARS IN MILLIONS)

                                                            Year Ended December 31,
                         ---------------------------------------------------------------------------------------------
                                     1997                            1998                             1999
                         --------------------------       --------------------------       --------------------------
                          Number                           Number                           Number
                            of                               of                               of
                         Contracts          Amount        Contracts         Amount         Contracts         Amount
                         ---------        ---------       ---------        ---------       ---------        ---------

Gross Portfolio (2)        17,434         $   983.5         19,088         $ 1,151.1         20,214         $ 1,185.8
Delinquency (3)               199         $    10.0            217         $     7.4            188         $     7.6
   31-60 Days
   Over 60 Days               223         $     5.1            227         $     5.6            195         $     6.5
   Total                      422         $    15.1            444         $    13.0            383         $    14.1
Total Delinquencies          2.41%             1.54%          2.33%             1.13%          1.89%             1.19%
   as a % of the
   Gross Portfolio

                           Year Ended December 31,                       Three Months Ended March 31,
                         --------------------------       -----------------------------------------------------------
                                     2000                            2000                             2001
                         --------------------------       --------------------------       --------------------------
                          Number                           Number                           Number
                            of                               of                               of
                         Contracts         Amount         Contracts         Amount         Contracts         Amount
                         ---------        ---------       ---------        ---------       ---------        ---------

Gross Portfolio (2)       19,938         $ 1,057.9         19,965         $ 1,136.8         19,497         $ 1,034.1
Delinquency (3)              479         $    27.4            216         $     9.5            306         $    16.1
   31-60 Days
   Over 60 Days              376         $    15.2            242         $     9.6            425         $    20.7
   Total                     855         $    42.6            458         $    19.1            731         $    36.8
Total Delinquencies         4.29%             4.03%          2.29%             1.68%          3.75%             3.56%
   as a % of the
   Gross Portfolio


(1) Delinquent leases that have been modified in accordance with CFSC's credit policies may not be considered to be "delinquent" for purposes of this table. Such modifications include extensions, restructurings with skip payments, refinancings, changes of lease due dates, reductions of lease payments, and partial buyouts. In addition, a contract is no longer considered delinquent and is no longer included in the U.S. Lease Portfolio upon the repossession of its related financed equipment.

(2) The amount of the gross portfolio is based on the aggregate Contract Balance of the U.S. Lease Portfolio less the residual amount.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

(3) Amounts and percentages are based on the gross amount of all unpaid scheduled lease payments on each lease. A monthly lease is deemed to be "31-60" or "over 60" days past due if the amount due is not collected by the last day of the succeeding or next succeeding month, respectively (i.e., a payment due any time in January is not considered "31-60" days past due unless the amount due remains uncollected on February 28).

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

       CREDIT LOSS/REPOSSESSION EXPERIENCE FOR THE U.S. ISC PORTFOLIO (1)
                              (DOLLARS IN MILLIONS)


                                                                         Year Ended December 31,
                                                     ---------------------------------------------------------------
                                                       1997              1998              1999              2000
                                                     ---------         ---------         ---------         ---------
Average Gross Portfolio Outstanding
   During the Period                                 $ 1,434.4         $ 1,862.3         $ 2,278.5         $ 2,474.6
Repossessions as a Percent of Average
   Gross Portfolio Outstanding(2)                         1.17%             1.10%             1.12%             1.15%

Net Losses as a Percent of Liquidations(3)(4)             0.55%             0.66%             0.55%             0.76%
Net Losses as a Percent of Average Gross
   Portfolio Outstanding(4)                               0.33%             0.39%             0.37%             0.45%

                                                           Three Months Ended
                                                                March 31,
                                                     ------------------------------
                                                        2000 (5)            2001 (5)
                                                     ----------           ---------
Average Gross Portfolio Outstanding
   During the Period                                 $  2,440.2           $ 2,589.5
Repossessions as a Percent of Average
   Gross Portfolio Outstanding(2)                          0.90%               1.98%

Net Losses as a Percent of Liquidations(3)(4)              0.63%               1.43%
Net Losses as a Percent of Average Gross
   Portfolio Outstanding(4)                                0.37%               0.87%

(1) Except as indicated, all amounts and percentages are based on the Contract Balance.

(2) Repossessions represented all unpaid principal and finance charges accrued but not collected for contracts repossessed and either terminated or in inventory.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of cash payments and charge-offs.

(4) Net losses are equal to the aggregate amount of principal and finance charges accrued on all contracts which are determined to be uncollectible plus repossession expenses less (i) in the case of repossessed (but not liquidated) financed equipment, the estimated proceeds of liquidation of such equipment, and (ii) in the case of liquidated financed equipment, the actual proceeds of liquidation of such equipment. With respect to financed equipment which is repossessed in one calendar year and sold in another, the net loss figures for the year of repossession include CFSC's estimate of loss after giving effect to its estimate of the liquidation proceeds, and the net loss figures in the subsequent calendar year are increased to reflect the amount by which actual liquidation proceeds are less than such estimate or are decreased to reflect the amount by which actual liquidation proceeds exceed such estimate. The net loss figures above give effect to payments by dealers on a limited number of the contracts which provide for recourse to the related dealers.

(5)     Rates have been annualized.

      CREDIT LOSS/REPOSSESSION EXPERIENCE FOR THE U.S. LEASE PORTFOLIO (1)
                              (DOLLARS IN MILLIONS)

                                                                                                         Three Months Ended
                                                          Year Ended December 31,                             March 31,
                                            ---------------------------------------------------       -------------------------
                                              1997          1998          1999          2000           2000 (5)        2001 (5)
                                            ---------     ---------     ---------     ---------       ---------       ---------
Average Gross Portfolio Outstanding
   During the Period                        $ 1,211.7     $ 1,497.9     $ 1,660.6      $1,605.8       $ 1,656.5       $ 1,514.6
Repossessions as a Percent of Average
   Gross Portfolio Outstanding (2)               1.03%         0.83%         1.52%         1.53%           0.75%           2.22%
Net Losses as a Percent of Liquidations
   (3)(4)                                        0.56%         0.55%         1.21%         1.15%           0.33%           2.88%
Net Losses as a Percent of Average Gross
   Portfolio Outstanding (4)                     0.26%         0.26%         0.57%         0.54%           0.14%           1.35%

(1) Except as indicated, all amounts and percentages are based on the Contract Balance.

(2) Repossessions represented all unpaid principal and finance charges accrued but not collected for contracts repossessed and either terminated or in inventory.

(3) Liquidations represent a reduction in the outstanding balances of the leases as a result of cash payments and charge-offs.

(4) Net losses are equal to the aggregate amount of principal and finance charges accrued on all leases which are determined to be uncollectible plus repossession expenses less (i) in the case of repossessed (but not liquidated) financed equipment, the estimated proceeds of liquidation of such equipment, and (ii) in the case of liquidated financed equipment, the actual proceeds of liquidation of such equipment. With respect to financed equipment which is repossessed in one calendar year and sold in another, the net loss figures for the year of repossession include CFSC's estimate of loss after giving effect to its estimate of the liquidation proceeds, and the net loss figures in the subsequent calendar year are increased to reflect the amount by which actual liquidation proceeds are less than such estimate or are decreased to reflect the amount by which actual liquidation proceeds exceed such estimate. The net loss figures above give effect to payments by dealers on a limited number of the leases which provide for recourse to the related dealers.

(5)     Rates have been annualized.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

RESIDUAL VALUE AND EQUIPMENT RETURN EXPERIENCE

        Set forth below is certain information concerning the residual values and CFSC's experience pertaining to returns of leased equipment relating to the U.S. Lease Portfolio at or for the periods indicated. There can be no assurance that CFSC's experience pertaining to returns of leased equipment relating to the receivables will be comparable to that set forth below or that CFSC's experience with returns of leased equipment in the future will be comparable to that experienced in the past.

RESIDUAL VALUES AND EQUIPMENT RETURN EXPERIENCE FOR THE U.S. LEASE PORTFOLIO (1)


                                                                               Year Ended December 31,
                                                      --------------------------------------------------------------------------
                                                         1997                 1998                 1999                 2000
                                                      -----------         ------------         ------------         ------------
Terminated Leases (2)                                       4,990                5,411                5,818                5,390
Units of Returned Equipment (3)                                 1                   13                   13                   48
Full Term Ratio (4)                                          0.02%                0.24%                0.22%                0.89%
Residual Value of Equipment Relating to
   Terminated Leases                                  $80,405,946         $106,717,592         $131,679,990         $133,478,552
Residual Value of Equipment Relating to
   Terminated Leases as a % of Cost of Such
   Equipment                                                19.09%               19.95%               20.22%               19.46%
Aggregate Residual Losses (Gains) on Returned
   Equipment (5)                                      $       200         $     39,262         $    171,956         $    395,723
Average Residual Losses (Gains) per Lease with
   Returned Equipment (5)                             $       200         $      3,020         $     13,227         $      8,244

                                                           Three Months Ended
                                                                March 31,
                                                      -------------------------------
                                                         2000                2001
                                                      -----------         -----------
Terminated Leases (2)                                       1,411               1,594
Units of Returned Equipment (3)                                 9                  35
Full Term Ratio (4)                                          0.64%               2.20%
Residual Value of Equipment Relating to
   Terminated Leases                                  $35,706,715         $34,700,874
Residual Value of Equipment Relating to
   Terminated Leases as a % of Cost of Such
   Equipment                                                20.99%              19.66%
Aggregate Residual Losses (Gains) on Returned
   Equipment (5)                                      $   193,064         $    11,095
Average Residual Losses (Gains) per Lease with
   Returned Equipment (5)                             $    21,452         $       317

(1)     Residual value is the option purchase price under the lease.

(2) The total number of leases which terminated for any reason during the period.

(3) Units of equipment relating to a terminated lease which were returned to CFSC to be sold.

(4)     The ratio of units of returned equipment to terminated leases.

(5) Aggregate residual losses (gains) are calculated as the residual value of the returned equipment less the proceeds from the sale of such equipment plus any expenses incurred from such sale.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This Term Sheet does not contain all of the information that you need to consider in making your investment decision. You should carefully read the entire final prospectus before making an investment decision regarding the securities discussed herein.